Dreyfus
BASIC GNMA Fund

ANNUAL REPORT
December 31, 2001







The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Financial Futures

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            25   Report of Independent Auditors

                            26   Board Members Information

                            27   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                       Dreyfus  BASIC GNMA Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus BASIC GNMA Fund, covering the 12-month period from January 1, 2001 through December 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Michael Hoeh.

In 2001, bonds generally posted higher returns than stocks for the second consecutive year. Although one of America' s longest periods of economic expansion came to an end, bonds generally benefited from the Federal Reserve Board' s efforts to reinvigorate an ailing economy. Eleven interest-rate reductions drove short-term rates to their lowest levels in 40 years, helping to boost bond prices, including those of U.S. Treasury securities and
investment-grade    corporate    bonds.

2001 also reminded investors of the importance of some fundamental principles of investing. The merit of a long-term perspective was validated when stocks and lower rated bonds rallied in the fourth quarter, rewarding those investors who held onto companies with sound business fundamentals and bright prospects. The importance of diversification was underscored by the bond market's strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, 2001 affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

With bond yields ending 2001 at historically low levels, a repeat of last year's bond market performance seems unlikely. Nonetheless, investment opportunities may abound. Signs of economic recovery have emerged, and the equity markets have recently rallied in response to renewed investor optimism. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2002




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager

How did Dreyfus BASIC GNMA Fund perform relative to its benchmark?

For the 12-month period ended December 31, 2001, the fund achieved a total return of 7.70% and produced approximate income dividends of $0.8687 per share.(1) In comparison, the fund's benchmark, the Lehman Brothers GNMA Index (the "Index" ), achieved a total return of 8.22% for the same period.(2) As of December 31, 2001, the fund's 30-day SEC yield was 5.38%.

We attribute the fund's positive overall performance primarily to a slowing U.S. economy and rising investor demand during the reporting period. While the fund produced a slightly lower return for the reporting period than that of its benchmark, our strategy was successful in avoiding the full brunt of the effects of mortgage prepayments as a record number of homeowners refinanced their mortgages.

What is the fund's investment approach?

The fund invests primarily in Government National Mortgage Association ("GNMA" or "Ginnie Mae" ) securities. The fund may also invest in U.S. Treasury securities, asset-backed securities and other non-agency, mortgage-backed securities. The fund' s goal is to provide a high level of current income consistent with capital preservation.

We typically use a four-step investment approach:

*PREPAYMENT TREND ANALYSIS measures the rate at which homeowners are likely to prepay their mortgages because of home sales or refinancing. An increase in this trend can adversely affect returns provided by mortgage-related securities.

*OPTION-ADJUSTED SPREAD ANALYSIS compares the early redemption characteristics of different mortgage-backed securities with other securities, such as U.S. Treasuries, to help us measure their vulnerability to early redemption.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

*CASH FLOW STRUCTURE ANALYSIS helps us determine the predictability and security of cash flows provided by different bond structures. We evaluate fixed-rate versus floating-rate securities as well as different maturities such as 15-, 20- and 30-year mortgages.

*TOTAL-RATE-OF-RETURN SCENARIOS calculate expected rates of return for each security relative to U.S. Treasury securities under different interest-rate scenarios over a six-month time frame. This helps us estimate which securities are likely to provide above-average returns in any given interest-rate environment.

What other factors influenced the fund's performance?

The fund was primarily influenced by a weakening economy during the reporting period. The Federal Reserve Board (the "Fed") responded to signs of economic deterioration on the first business day of 2001 by reducing short-term interest rates by 0.50 percentage points. That initial reduction was followed by 10 more during the course of the year. All told, the Fed reduced the benchmark federal funds rate 4.75 percentage points during the reporting period.

Although long-term bond yields declined far less than short-term interest rates, they fell significantly in the fall, after the September 11 terrorist attacks and through the U.S. government's announcement in late October that it would no longer issue 30-year Treasuries. Lower bond yields led to commensurately lower
mortgage   rates,   and   homeowners   rushed  to  refinance  their  mortgages.

While this trend hurt many mortgage-related securities by returning principal to bondholders, bonds with no provisions for early redemption benefited greatly. In addition, GNMA prices were supported by surging demand from investors seeking an alternative to the declining stock market and the uncertainty created by the terrorist attacks.

In this environment, we focused on securities that offered call protection, that is, those that cannot be redeemed early. Accordingly, we increased the fund's holdings of commercial mortgage-backed securities, asset-backed securities and
non-agency    mortgage-backed    securities,    all

of which contributed positively to performance. We also focused on non-callable GNMA project loans, U.S. Treasury securities and discount GNMA pass-through securities. Finally, the fund benefited from our yield curve strategy, which successfully positioned the fund for a widening of the differences in yields
between    long-    and    short-term    securities.

What is the fund's current strategy?

As  of  the  end  of the reporting period, we have continued to avoid prepayment risk. However, after a period of strong performance for U.S. Treasury securities, we have recently reduced the fund's holdings of Treasury securities. In fact, the fund' s holdings in this area are chiefly comprised of Treasury inflation-indexed securities, which we believe currently represent attractive values.

Also as of December 31, 2001, approximately 48.7% of the fund's assets were allocated to GNMA pass-through securities, 10.9% to GNMA project loans, 8.7% to agency mortgage-backed securities, 7.4% to commercial mortgage-backed securities, 5.1% to asset-backed securities, 9.4% to non-agency mortgage-backed securities, 0.5% to U.S. Treasury inflation-indexed securities, and 9.3% to repurchase agreements. However, we believe that the Fed' s aggressive interest-rate reductions may lead to economic recovery in 2002, and we are prepared to change our strategies as economic and market conditions evolve.

January 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN WHICH SHAREHOLDERS ARE GIVEN AT LEAST 90 DAYS' NOTICE, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS GNMA INDEX (UNHEDGED) IS AN UNMANAGED, TOTAL RETURN PERFORMANCE BENCHMARK FOR THE GNMA MARKET CONSISTING OF 15- AND 30-YEAR FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION.

                                                                       The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus BASIC GNMA Fund and the Lehman Brothers GNMA Index

------------------------------------------------------------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/01

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                            7.70%              7.11%             7.10%

(+)  SOURCE: LEHMAN BROTHERS


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS BASIC GNMA FUND ON 12/31/91 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS GNMA INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS AN UNMANAGED, UNHEDGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE GNMA MARKET, CONSISTING OF 15- AND 30-YEAR FIXED-RATE GNMA SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION. ALL ISSUES HAVE AT LEAST ONE YEAR TO MATURITY AND AN OUTSTANDING PAR VALUE OF AT LEAST $100 MILLION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT




STATEMENT OF INVESTMENTS

December 31, 2001

                                                                                              Principal
BONDS AND NOTES--130.8%                                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/
  MORTGAGE-BACKED--98.8%

Government National Mortgage Association I:

   6%                                                                                        17,435,000  (a)          17,091,705

   6.5%                                                                                      31,500,000  (a)          31,598,280

   6.5%, 10/15/2010-6/15/2031                                                                 6,137,655                6,173,277

   7%                                                                                        11,220,000  (a)          11,461,903

   7%, 1/15/2024-2/15/2024                                                                      936,242                  964,909

   7.5%, 12/15/2023                                                                             166,399                  174,042

   8%, 4/15/2008-12/15/2022                                                                   4,269,801                4,537,005

   8.5%, 2/15/2005-3/15/2022                                                                    490,947                  530,480

   9%, 5/15/2016-11/15/2022                                                                     362,053                  396,486

   9.5%, 9/15/2019-12/15/2021                                                                   158,072                  176,586

   Project Loans:

      6.375%, 10/15/2033-1/15/2034                                                            4,282,491                4,305,139

      6.4%, 10/15/2033                                                                        1,801,674                1,802,800

      6.41%, 8/15/2028                                                                          968,541                  970,963

      6.43%, 9/15/2033                                                                        1,460,986                1,464,866

      6.45%, 3/15/2034                                                                        2,480,405                2,506,759

      6.55%, 12/15/2033                                                                         687,193                  692,347

      6.6%, 5/15/2028                                                                         1,866,569                1,891,651

      6.625%, 3/15/2029-7/15/2031                                                             4,337,662                4,415,979

      6.7%, 3/15/2028                                                                           621,702                  629,275

      6.75%, 12/15/2023                                                                       6,533,455                6,688,625

                                                                                                                      98,473,077

Government National Mortgage Association II:

   5%, 7/20/2030-8/20/2030                                                                    1,464,729  (b)           1,476,630

   5.25%, 4/20/2030                                                                           3,322,536  (b)           3,366,145

   6.5%                                                                                       7,800,000  (a)           7,790,250

   6.5%, 5/20/2031-6/20/2031                                                                 12,810,226               12,818,168

   7%, 12/20/2027-1/20/2031                                                                  13,219,584               13,511,939

   8%, 9/20/2029-2/20/2034                                                                      684,152                  714,722

   9%, 5/20/2016-7/20/2025                                                                      298,247                  322,613

   9.5%, 9/20/2021-12/20/2021                                                                    65,403                   72,904

                                                                                                                      40,073,371

Federal Home Loan Mortgage Corp.,

  Stripped Securities, Interest Only Class:

      Ser. 1541, Cl. FA, 7%, 5/15/2019                                                        1,493,348  (c)              31,480

      Ser. 1542, Cl. QC, 7%, 10/15/2020                                                         259,675  (c)              10,387

      Ser. 1590, Cl. JA, 6.5%, 10/15/2021                                                     3,981,028  (c)             404,719

      Ser. 1916, Cl. PI, 7%, 12/15/2011                                                         677,708  (c)             104,143

      Ser. 1987, Cl. PI, 7%, 9/15/2012                                                          763,967  (c)             130,661

      Ser. 1999, Cl. PW, 7%, 8/15/2026                                                        1,573,232  (c)             221,417

      Ser. 2167, Cl. AM, 7%, 11/15/2015                                                         720,619  (c)             219,824

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
-------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/
  MORTGAGE-BACKED (CONTINUED)

Federal Home Loan Mortgage Corp.,

  Stripped Securities, Interest Only Class (continued):

      Ser. 2295, Cl. OI, 6.5%, 8/15/2024                                                      1,872,538  (c)             352,268

      Ser. 2304, Cl. EI, 6.5%, 9/15/2024                                                      2,634,038  (c)             514,113

                                                                                                                       1,989,012

Federal Housing Administration,

  Project Loans:

      7.2%, 2/1/2033                                                                          1,097,163                1,108,477

      7.625%, 4/1/2031                                                                        1,212,939                1,250,464

                                                                                                                       2,358,941

Federal National Mortgage Association:

   6%                                                                                         4,635,000  (a)           4,645,104

   6.406%, 1/1/2011                                                                           2,378,778                2,423,007

   Notes, 4.75%, 2006                                                                         4,700,000                4,625,828

   Stripped Securities, Interest Only Class,

      Ser. 1997-74, Cl. PK, 7%, 2027                                                          4,000,000  (c)             798,940

   Whole Loan,

      Ser. 2001-W1, Cl. AF6, 6.402%, 2031                                                       819,000                  831,797

                                                                                                                      13,324,676

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                          2,031,000  (d)           2,232,271

TOTAL U.S. GOVERNMENT AGENCIES/
   MORTGAGE-BACKED                                                                                                   158,451,348

ASSET-BACKED CTFS.--7.4%

Conseco Finance Securitizations,

   Ser. 2000-1, Cl. A3, 7.3%, 2031                                                            1,800,000                1,859,826

Green Tree Home Improvement Loan Trust,

   Ser. 1997-A, Cl. HEA6, 7.16%, 2028                                                           988,383                1,014,369

The Money Store Home Equity Trust:

   Ser. 1995-B, Cl. A6, 7.5%, 2010                                                            1,744,032                1,796,913

   Ser. 1998-B, Cl. AF8, 6.11%, 2010                                                            911,804                  940,007

Nomura Depositor Trust:

   Ser. 1998-ST1, Cl. A3, 2.495%, 2003                                                          500,000  (e,f)           498,557

   Ser. 1998-ST1, Cl. A5, 3.165%, 2003                                                        3,625,000  (e,f)         3,568,359

WFS Financial Owner Trust:

   Ser. 2000-A, Cl. A4, 7.41%, 2007                                                           1,000,000                1,062,055

   Ser. 2000-D, Cl. A4, 6.98%, 2008                                                           1,131,000                1,198,355

TOTAL ASSET-BACKED CTFS.                                                                                              11,938,441


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
-------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--10.8%

Bear Stearns Commercial Mortgage Securities,

   Ser. 2001-TOP2, CI. A1, 6.08%, 2035                                                        2,233,816                2,272,126

CS First Boston Mortgage Securities:

   Ser. 1998-C1, Cl. C, 6.78%, 2009                                                             485,000                  495,868

   Ser. 2001-CF2, CI, A4, 6.505%, 2034                                                        1,000,000                1,024,080

Chase Manhattan Bank-First Union National Bank,

   Ser. 1999-1, Cl. A1, 7.134%, 2031                                                          1,722,889                1,814,901

Duke Weeks Industrial Trust,

   Ser. 2000-DW1, Cl. A2, 7.151%, 2010                                                        2,000,000  (e)           2,112,331

GS Mortgage Securities II,

   Ser. 2001-LIBA, Cl. A2, 6.615%, 2016                                                         320,000  (e)             318,473

Morgan (J.P.) Commercial Mortgage Finance,

   Ser. 2000-C10, Cl. C, 7.536%, 2010                                                         2,000,000  (f)           2,130,770

Office Portfolio Trust,

   Ser. 2001-HRPA, Cl. A1, 6.151%, 2016                                                         940,823  (e)             948,173

PNC Mortgage Acceptance,

   Ser. 2000-C2, Cl. C, 7.64%, 2010                                                           1,423,000                1,501,291

Prudential Securities Secured Financing,

   Ser. 1999-C2, Cl. A1, 6.955%, 2031                                                         3,444,390                3,635,469

Starwood Asset Receivables Trust,

   Ser. 2000-1, Cl. E, 4.68%, 2022                                                            1,000,000  (e,f)         1,004,558

TOTAL COMMERCIAL MORTGAGE PASS-THROUGH CTFS.                                                                          17,258,040

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--13.7%

BA Mortgage Securities,

   Ser. 1998-2, Cl. 2B2, 6.5%, 2013                                                             259,071                  262,066

Bank of America Mortgage Securities:

   Ser. 2000-6, CI. B3, 7.75%, 2030                                                           1,339,227                1,349,062

   Ser. 2001-10, CI. 2B3, 6.25%, 2016                                                           200,039                  191,554

Chase Mortgage Finance,

   Ser. 1998-S3, Cl. B2, 6.5%, 2013                                                             566,634                  571,724

Countrywide Home Loans:

   Ser. 1999-12, Cl. B2, 7.5%, 2029                                                           1,218,179                1,236,645

   Ser. 2000-8, Cl. B2, 7.5%, 2031                                                            3,272,546                3,327,197

   Ser. 2000-9, Cl. B2, 7.5%, 2031                                                              990,081                  972,606

Norwest Asset Securities:

   Ser. 1996-7, Cl. B1, 7.5%, 2011                                                            1,114,798                1,183,524

   Ser. 1997-3, Cl. B1, 7.25%, 2027                                                           2,365,572                2,426,000

   Ser. 1997-3, Cl. B2, 7.25%, 2027                                                             946,229                  966,964

   Ser. 1997-7, Cl. B2, 7%, 2027                                                                756,255                  769,719

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
--------------------------------------------------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

Norwest Asset Securities (continued):

   Ser. 1997-9, Cl. B2, 7%, 2012                                                                374,940                  377,275

   Ser. 1997-11, Cl. B2, 7%, 2027                                                               501,319                  508,682

   Ser. 1997-15, Cl. B2, 6.75%, 2012                                                            547,013                  556,694

   Ser. 1997-20, Cl. B2, 6.75%, 2012                                                            346,569                  344,317

   Ser. 1998-18, Cl. B3, 6.25%, 2028                                                            840,921                  811,923

Ocwen Residential MBS,

   Ser. 1998-R1, Cl. B1, 7%, 2040                                                               375,865  (e)             364,824

PNC Mortgage Securities:

   Ser. 1997-8, Cl. 3B3, 6.75%, 2012                                                            255,868                  254,237

   Ser. 1998-2, Cl. 3B3, 6.75%, 2013                                                            490,600                  498,992

   Ser. 1998-2, Cl. 4B3, 6.75%, 2027                                                            374,874                  359,909

   Ser. 1998-11, Cl. 2B3, 6.25%, 2013                                                           450,128                  449,636

Residential Funding Mortgage Securities I:

   Ser. 1997-S4, Cl. B1, 7%, 2012                                                               420,323                  431,168

   Ser. 1997-S10, Cl. M3, 7%, 2012                                                              429,134                  431,679

   Ser. 1997-S11, Cl. M3, 7%, 2012                                                              618,770                  633,338

   Ser. 1997-S19, Cl. M3, 6.5%, 2012                                                            565,189                  573,092

   Ser. 1997-S21, Cl. M3, 6.5%, 2012                                                            325,198                  319,878

   Ser. 1998-NS1, Cl. M2, 6.375%, 2009                                                          113,300                  116,053

   Ser. 1998-NS1, Cl. M3, 6.375%, 2009                                                           56,651                   56,287

   Ser. 1998-S9, Cl. 1M3, 6.5%, 2013                                                            862,019                  872,661

   Ser. 1998-S14, Cl. M3, 6.5%, 2013                                                            721,351                  728,073

TOTAL RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.                                                                         21,945,779

U.S. GOVERNMENTS--.1%

U.S. Treasury Bonds,

   8.125%, 8/15/2019                                                                            100,000                  126,289

U.S. Treasury Principal Strips,

   0%, 2/15/2019                                                                                 31,000                   11,098

TOTAL U.S. GOVERNMENTS                                                                                                   137,387

TOTAL BONDS AND NOTES

   (cost $208,023,442)                                                                                               209,730,995


                                                                                              Principal
SHORT-TERM INVESTMENTS--14.1%                                                                 Amount ($)                Value ($)
--------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--13.4%

CS First Boston Corp.,

  1.7%, Dated 12/31/2001, due 1/2/2002

  in the amount of $21,500,000

  (fully collateralized by $21,984,000

  U.S. Treasury Bills due 2/21/2002,

   value $21,932,246)                                                                        21,500,000               21,500,000

U.S. GOVERNMENTS--.7%

U.S. Treasury Bills:

   1.67%, 3/7/2002                                                                            1,000,000  (g)             997,040

   1.62%, 1/10/2002                                                                              75,000  (g)              74,973

                                                                                                                       1,072,013

TOTAL SHORT-TERM INVESTMENTS

   (cost $22,571,967)                                                                                                 22,572,013
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $230,595,409)                                                                           144.9%              232,303,008

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (44.9%)             (71,955,844)

NET ASSETS                                                                                       100.0%              160,347,164

(A) PURCHASED ON A FORWARD COMMITMENT BASIS.

(B) ADJUSTABLE RATE MORTGAGE--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(C) NOTIONAL FACE AMOUNT SHOWN.

(D) PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON CHANGES IN THE CONSUMER PRICE INDEX.

(E)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT DECEMBER 31, 2001,
THESE SECURITIES AMOUNTED TO $8,815,275 OR 5.5% OF NET ASSETS.

(F)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(G)  HELD BY A BROKER AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund


STATEMENT OF FINANCIAL FUTURES

December 31, 2001

                                                                    Market Value                                  Unrealized
                                                                      Covered by                                Appreciation
                                               Contracts            Contracts ($)        Expiration          at 12/31/2001 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES SHORT

U.S. Treasury 5 year Notes                           445              47,093,516         March 2002                   113,555

U.S. Government Agency
     10 year Notes                                    75               7,537,500         March 2002                    52,437

                                                                                                                      165,992

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(b)            230,595,409   232,303,008

Cash                                                                    621,006

Receivable for investment securities sold                            11,178,665

Interest receivable                                                   1,137,825

Receivable for shares of Beneficial Interest subscribed                  89,764

Prepaid expenses                                                          9,167

                                                                    245,339,435
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           102,924

Payable for investment securities purchased                          84,010,525

Payable for shares of Beneficial Interest redeemed                      515,749

Payable for futures variation margin--Note 4                            287,681

Accrued expenses                                                         75,392

                                                                     84,992,271
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      160,347,164
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     158,892,546

Accumulated undistributed investment income--net                            192

Accumulated net realized gain (loss) on investments                    (419,165)

Accumulated net unrealized appreciation (depreciation)
  on investments (including $165,992 net unrealized
  appreciation on financial futures)                                  1,873,591
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      160,347,164
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest
  authorized)                                                        10,513,467

NET ASSET VALUE, offering and redemption price per share ($)              15.25

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended December 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      8,588,258

EXPENSES:

Management fee--Note 3(a)                                              821,381

Shareholder servicing costs--Note 3(b)                                 204,732

Custodian fees--Note 3(b)                                               40,344

Professional fees                                                       37,823

Registration fees                                                       27,647

Trustees' fees and expenses--Note 3(c)                                  24,743

Prospectus and shareholders' reports                                    17,522

Interest expense--Note 5                                                 2,678

Miscellaneous                                                           15,385

TOTAL EXPENSES                                                       1,192,255

Less--reduction in management fee
  due to undertaking--Note 3(a)                                       (299,748)

NET EXPENSES                                                           892,507

INVESTMENT INCOME--NET                                               7,695,751
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and options transactions     3,253,134

Net realized gain (loss) on financial futures                       (2,340,591)

NET REALIZED GAIN (LOSS)                                               912,543

Net unrealized appreciation (depreciation) on investments (including
  $706,867 net unrealized appreciation on financial futures)         1,280,106

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,192,649

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 9,888,400

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                             -----------------------------------

                                                     2001               2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          7,695,751          7,165,182

Net realized gain (loss) on investments           912,543           (857,262)

Net unrealized appreciation (depreciation)
   on investments                               1,280,106          5,413,722

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    9,888,400         11,721,642
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (7,773,181)        (7,137,841)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  67,344,772         30,750,177

Dividends reinvested                            6,166,477          5,383,439

Cost of shares redeemed                       (36,933,447)       (31,315,060)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            36,577,802          4,818,556

TOTAL INCREASE (DECREASE) IN NET ASSETS        38,693,021          9,402,357
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           121,654,143        112,251,786

END OF PERIOD                                 160,347,164        121,654,143

Undistributed investment income--net                  192             49,263
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     4,405,031          2,122,473

Shares issued for dividends reinvested            404,745            371,849

Shares redeemed                                (2,422,463)        (2,167,760)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   2,387,313            326,562

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                          Year Ended December 31,
                                                              ----------------------------------------------------------------------

                                                                    2001(a)        2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                               14.97          14.39          15.01          15.32         15.14

Investment Operations:

Investment income--net                                               .85(b)         .92            .96            .97           .99

Net realized and unrealized
   gain (loss) on investments                                        .30            .57           (.54)          (.26)          .41

Total from Investment Operations                                    1.15           1.49            .42            .71          1.40

Distributions:

Dividends from investment income--net                               (.87)          (.91)          (.96)          (.97)         (.99)

Dividends from net realized
   gain on investments                                                --             --           (.06)          (.05)         (.23)

Dividends in excess of net realized
   gain on investments                                                --             --           (.02)            --            --

Total Distributions                                                 (.87)          (.91)         (1.04)         (1.02)        (1.22)

Net asset value, end of period                                     15.25          14.97          14.39          15.01         15.32
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                    7.70          11.01           2.82           4.71          9.55
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                             .65            .65            .65            .65           .65

Ratio of interest expense and loan
   commitment fees to average net assets                             .00(c)         .01            .90            .17            --

Ratio of net investment income
   to average net assets                                            5.62           6.31           6.54           6.34          6.46

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                           .22            .33            .34            .39           .42

Portfolio Turnover Rate                                           568.70         666.82         366.43         388.97        534.25
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                            160,347        121,654        112,252         96,846        75,930

(A)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC BASIS.
THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO DECREASE
NET INVESTMENT INCOME PER SHARE AND INCREASE NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND DECREASE THE RATIO OF NET
INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 5.66% TO 5.62%. PER SHARE DATA AND
RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN
RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN .01%.


SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC GNMA Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital by investing principally in instruments issued by the Government National Mortgage Association. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills, financial futures and options) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and
options,    which    are     The    Fund

 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and asked prices.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income including, where applicable, amortization of discount and premium on investments is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $389 during the period ended December 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Manager, subject to the seller's agreement to repurchase and the fund' s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the
distribution    requirements    of

the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At December 31, 2001, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $192, accumulated capital losses $253,172 and unrealized appreciation $1,689,315.

The accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $253,172 of the carryover expires in fiscal 2008.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000, respectively, were as follows: ordinary income $7,773,181 and $7,137,841.

During the period ended December 31, 2001, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $37,518, increased accumulated net realized gain (loss) on investments by $151,593 and decreased paid-in capital by $189,111. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:`

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2001, the fund did not borrow under either line of credit.

                                                             The Fund

 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Manager has undertaken until such time as they give shareholders at least 90 days' notice to the contrary, if the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, but including the management fee, exceed an annual rate of .65 of 1% of the value of the fund' s average daily net assets, the fund may deduct from the payments to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The reduction in management fee, pursuant to the undertaking, amounted to $299,748 during the period ended December 31, 2001.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 2001, the fund was charged $93,564 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2001, the fund was charged $75,254 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2001, the fund was charged $40,344 pursuant to the custody agreement.


(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures and options transactions during the period ended December 31, 2001, amounted to $1,110,067,876 and $1,076,550,291, respectively.

In addition, the following summarizes the fund's call/put options written for the period ended December 31, 2001:


                                                    Face Amount                            Options Terminated
                                                                                     -----------------------------
                                                     Covered by         Premiums                     Net Realized
Options Written:                                   Contracts ($)     Received ($)       Cost ($)          Gain ($)
---------------------------------------------------------------------------------------------------------------

Contracts outstanding
    December 31, 2000                                        --               --

Contracts written                                    13,042,000           65,496

Contracts terminated:

    Closed                                            3,042,000           24,090         19,795             4,295

    Expired                                          10,000,000           41,406             --            41,406

Total contracts
    terminated                                       13,042,000           65,496         19,795            45,701

CONTRACTS OUTSTANDING
    DECEMBER 31, 2001                                        --               --


The fund may purchase and write (sell) call/put options in order to gain exposure to, or to protect against, changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial
instrument    underlying   the   option.   Generally,   the   fund
                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying instruments. Investments in financial futures require the fund to "mark to market" on a daily basis; this represents the change in the market value of the contract at the close of each day' s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 2001, are set forth in the Statement of Financial Futures.

The fund may purchase or sell securities on a forward commitment basis. The price of the underlying securities is fixed at the time the transaction is negotiated and settlement may take place a month or more after that date. With respect to purchase commitments, the fund will identify securities as segregated in its records with a value at least equal to the amount of its commitments. Losses may arise due to changes in the market value of the underlying securities, if the counter party does not meet the terms of the settlement agreement, or if the issuer does not issue the securities due to political, economic, or other factors.

At December 31, 2001, accumulated net unrealized appreciation on investments was
$1,707,599,   consisting   of   $2,783,934  gross  unrealized  appreciation  and
$1,076,335 gross unrealized depreciation.

At December 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Reverse Repurchase Agreements:

The fund may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the fund of an underlying debt instrument in return for cash proceeds based on a percentage of value of the security. The fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the fund repurchases the security at principal plus accrued interest. Reverse repurchase agreements may subject the fund to interest rate risk and counter party credit risk.

The average daily amount outstanding during the period ended December 31, 2001, was approximately $50,100, with a related weighted average annualized interest rate of 5.35%.

NOTE 6--Change in Accounting Principle:

As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis. Prior to January 1, 2001, the fund did not amortize premiums on fixed income
securities    and    amor-

                                                                        The Fund

 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

tized discount on a straight line basis. The cumulative effect of this accounting change had no impact on total net assets of the fund but resulted in a $9,159 decrease in accumulated undistributed investment income-net and a corresponding $9,159 increase in net unrealized appreciation (depreciation) based on securities held by the fund on December 31, 2000.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $27,012, increase net unrealized appreciation (depreciation) by $9,125 and increase net realized gains (losses) by $17,887.
The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus BASIC GNMA Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC GNMA Fund, including the statements of investments and financial futures, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC GNMA Fund at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                             [ERNST & YOUNG LLP SIGNATURE LOGO]

New York, New York
February 12, 2002

                                                             The Fund


BOARD MEMBERS INFORMATION (Unaudited)


                                                                                             No. of
                                                                                             Portfolios
                                                                                             for which
Name (age)               Principal Occupation            Other Directorships                 Board
Position, (held since)   During Past 5 Years             And Affiliations                    Member Serves
-----------------------  ----------------------          -----------------------            ---------------


Joseph S. DiMartino (58) o Chairman of the Board of      o Muscular Dystrophy Association              190
Chairman of the Board      various funds in the          o Plan Vista Corporation (formerly
(1995)                     Dreyfus Family of               HealthPlan     Services
                           Funds                           Corporation), a
                                                           provider of  marketing,
                                                           administrative and risk
                                                           management  services to
                                                           health     and    other
                                                           benefit    programs
                                                         o Carlyle Industries,
                                                           Inc.,  button  packager
                                                           and distributor
                                                         o Century Business
                                                           Services, Inc.,
                                                           provider   of   various
                                                           outsourcing   functions
                                                           for  small  and  medium
                                                           size  companies
                                                         o The Newark Group,
                                                           privately held company
                                                           providing a  national
                                                           network of paper
                                                           recovery facilities,
                                                           paperboard mills and
                                                           paperboard converting
                                                           plants
                                                         o QuikCAT.com, Inc.,
                                                           private company engaged
                                                           in the development of
                                                           high  speed   movement,
                                                           routing,   storage  and
                                                           encryption    of   data
                                                           across   all  modes  of
                                                           data transport

Gordon J. Davis (60)     o Senior Partner with the law   o Consolidated Edison, a utility               30
Board Member (1993)        firm of LeBoeuf, Lamb,          company
                           Greene & MacRae               o Phoenix Home Life Insurance
                                                           Company
                                                         o Also a Director/Trustee for
                                                           various not-for-profit fund group

David P. Feldman (62)    o AT&T Investment Management    o 59 Wall Street Mutual Funds                  54
Board Member (1987)        Corporation, Chairman and       Group (11 Funds)
                           Chief Executive Officer       o The Jeffrey Company, a private
                           (Retired May 1997)              investment company

Lynn Martin (62)         o Professor, J.L. Kellogg       o Harcourt General, Inc., a                    15
Board Member (1994)        Graduate School of              publishing and
                           Management,                     information provider company
                           Northwestern                  o SBC Communications, Inc.
                           University                    o Ryder System, Inc., a supply
                         o Advisor to the international    chain and
                           accounting firm of Deloitte &   transportation management company
                           Touche, LLP and chair to its  o The Proctor & Gamble Co.,
                           Council                         consumer company
                           for the Advancement of Women  o TRW, Inc., an aerospace and automotive
                                                           equipment company

Daniel Rose (72)         o Chairman and Chief Executive  o Baltic-American Enterprise Fund,             31
Board Member (1992)        Officer of Rose                 received a Presidential
                           Associates Inc., a New          appointment to
                           York based real estate          serve as Director of the Fund,
                           development                     which will
                           and  management firm            make equity investments and loans,
                                                           and provide technical
                                                           business  assistance to
                                                           new  business  concerns
                                                           in the Baltic  states
                                                         o Chairman of the Housing
                                                           Committee  of the  Real
                                                           Estate   Board  of  New
                                                           York, Inc.

Philip L. Toia (68)      o Vice Chairman,                                                               15
Board Member (1997)        Administration and
                           Operations of the Dreyfus
                           Corporation
                           a subsidiary of Mellon Bank
                           (Retired January 1997)

Sander Vanocur (74)      o President of Old Owl                                                         31
Board Member (1992)        Communications
                           a full-service communications
                           firm

Anne Wexler (71)         o Chairman of the Wexler        o Wilshire Mutual Funds (5 Funds)              28
Board Member (1994)        Group, consultants            o Comcast Corporation, a
                           specializing in                 telecommunications
                           government                      company
                           relations and public affairs  o The New England Electric System
                                                         o Member of the Council of Foreign
                                                           Relations and National Park Foundation

Once elected all Board Members serve for an indefinite term. Additional information about the Board Members, including their address is available in the Fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Eugene McCarthy, Emeritus Board Member
Rex Wilder, Emeritus Board Member


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 92 investment companies (comprised of 183 portfolios) managed by the Manager. Mr. Canter also is a Director and Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 55 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Taxable Fixed Income of the Manager, and an officer of 18 investment companies (comprised of 73 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since March 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.

                                                             The Fund

NOTES

                        For More Information

                        Dreyfus BASIC GNMA Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  080AR1201